SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.  20549

                                         FORM 8-K

                     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                            THE SECURITIES EXCHANGE ACT OF 1934

                              Date of Report:  March 24, 1999


                                        MAXXAM INC.
                  (Exact name of Registrant as Specified in its Charter)


                                         DELAWARE
                      (State or other jurisdiction of incorporation)


                                          1-3924
                                 (Commission File Number)


                                        95-2078752
                          (I.R.S. Employer Identification Number)


        5847 SAN FELIPE, SUITE 2600                                77057
              HOUSTON, TEXAS                                    (Zip Code)
           (Address of Principal
            Executive Offices)


Registrant's telephone number, including area code:  (713) 975-7600


ITEM 5.     OTHER EVENTS

            Attached hereto as Exhibit 99.1 is a press release announcing that Scotia Pacific Company LLC ("Scotia LLC"), an indirect wholly owned subsidiary of the Registrant, has filed a Prospectus Supplement to its Prospectus dated December 30, 1998 issued in connection with the ongoing exchange offer of three classes of its timber collateralized notes. The Prospectus Supplement contains information concerning consummation of the Headwaters Agreement and certain other matters. This press release is being filed with the Securities and Exchange Commission pursuant to Rule 135c under the Securities Act of 1933.

                                        SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          MAXXAM INC.
                                                         (Registrant)


Date:  March 24, 1999               By:              /S/ BERNARD L. BIRKEL
                                                       Bernard L. Birkel
                                                           Secretary